SUPPLEMENT DATED SEPTEMBER 15, 2022 TO

THE FOLLOWING PROSPECTUS

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2208

DATED MARCH 30, 2022

Global Balanced Income Builder Portfolio, Series 19

File No. 333-262255

Notwithstanding anything to the contrary in the Prospectus, shares of PetroChina Company, Limited (ticker: PTR) have been removed from the above listed Trust’s portfolio for certain reasons set forth under “Changing Your Portfolio” in the Prospectus.

The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see your Trust’s Prospectus for additional information.

Please keep for future reference.